BUSINESS COMBINATION, SIGNIFICANT TRANSACTION AND SALE OF BUSINESS (Details 1) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Total revenues	$ 753,392	$ 674,029
Net income attributable to Formula Shareholders	$ 21,143	$ 16,233
Earnings per share
Basic	$ 1.57	$ 1.20
Diluted	$ 1.51	$ 1.18